EXECUTION VERSION SECOND AMENDMENT TO FEE LETTER SECOND AMENDMENT TO FEE LETTER (this “Amendment”) dated as of October 21, 2019 among ROADRUNNER TRANSPORTATION SYSTEMS, INC., a Delaware corporation (the “Company”), Elliott Associates, L.P. (“Elliott Associates”) and Elliott International, L.P. (“Elliott International” and together with Elliott Associates, collectively the “LC Lenders”). WHEREAS, in connection with the LC Lenders providing certain Letters of Credit to the Company, the Company and the LC Lenders entered into that certain letter agreement dated as of August 2, 2019 (as amended by that certain First Amendment to Fee Letter dated as of August 20, 2019 and as further amended, supplemented, or otherwise modified from time to time prior to this Amendment and as in effect immediately prior to the effectiveness of this Amendment, the “Existing Fee Letter”, and as amended by this Amendment and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Amended Fee Letter”). WHEREAS, the Company requests that the LC Lenders increase the amount of Letters of Credit provided from $30,000,000 to $45,000,000 and the LC Lenders party hereto are willing to provide for such increase and amend the Existing Fee Letter accordingly, as set forth below. NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Amended Fee Letter are used herein as defined therein. Section 2. Amendments to the Existing Fee Letter. From and after the Second Amendment Effective Date, the Existing Fee Letter shall be amended as follows: 2.01 References Generally. References in the Existing Fee Letter (including references to the Existing Fee Letter as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) and each reference to the Existing Fee Letter in the other Loan Documents (and indirect references such as “thereunder”, “thereby”, “therein” and “thereof”) shall be deemed to be references to the Existing Fee Letter as amended hereby. 2.02 Amended Language. (a) Paragraph 1 of the Existing Fee Letter is hereby amended and restated in its entirety to read as follows: “1. Standby Letters of Credit To support your obligations under the ABL Credit Agreement, Elliott Associates and Elliott International have agreed to arrange for standby letters of credit (the “Letters of Credit”) in an aggregate face amount (the “Face Amount”) (a) initially, from August 2, 2019 to August 19, 2019, of $20,000,000, (b) from August 20, 2019 to October 20, 2019, of $30,000,000 and (c) from and after October 21, 2019, increasing to $45,000,000.” Section 3. Conditions Precedent to this Amendment. This Amendment shall become effective as of the date, upon which each of the following conditions precedent shall be satisfied or waived (the “Second Amendment Effective Date”):

3.01 Amendment. The parties hereto shall have received counterparts of this Amendment, executed by such parties. 3.02 Letter of Credit Increase. BMO, as administrative agent under the ABL Credit Agreement, shall have received an original amended letter of credit in the amount of $45,000,000. Section 4. Reference to and Effect Upon the Existing Fee Letter. 4.01 Except as specifically amended or waived above, the Existing Fee Letter shall remain unchanged and in full force and effect and is hereby ratified and confirmed. 4.02 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the LC Lenders under the Existing Fee Letter, nor constitute a waiver of any provision of the Existing Fee Letter. Section 5. Miscellaneous. Except as herein provided, the Existing Fee Letter shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment. Section 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR ACTION ARISING OUT OF THIS AMENDMENT OR CONDUCT IN CONNECTION WITH THIS AMENDMENT IS HEREBY WAIVED. [signature pages follow] 2